                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                TESCORP, INC.
                                -------------
               (Name of Registrant as Specified In Its Charter)

                                TESCORP, INC.
                                -------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

       1)  Title of each class of securities to which transaction applies:

           -------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:

           -------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

           -------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:

           -------------------------------------------------------------------
          /1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
                                ----------------------------------------------
     2) Form, Schedule or Registration Statement No.:
                                                     -------------------------
     3) Filing Party:
                     ---------------------------------------------------------

                                 TESCORP, INC.
                        327 Congress Avenue, Suite 200
                              Austin, Texas 78701

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held October 11, 1996

Dear Shareholder:

     You are invited to attend the 1996 Annual Meeting of the Shareholders of Tescorp, Inc., a Texas corporation (the "Company") to be held at the Headliners Club, 221 West 6th Street, 21st Floor, Austin, Texas on Friday, October 11, 1996 at 9:00 a.m., central standard time. Following a report on the Company's business operations, shareholders will act on the following:

     1. The election of five directors to the Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected or appointed; and

     2. The proposed amendment to the Company's 1991 Incentive Plan to increase from 1,400,000 shares to 2,000,000 shares the aggregate number of shares of Company Common Stock subject to the Plan.

     Your Board urges you to vote FOR the nominees to the Board and the proposal
                                  ---
concerning the amendment to the Company's 1991 Incentive Plan. The enclosed Proxy Statement includes information relating to these matters. Additionally, shareholders may be asked to transact such other business as may properly come before the meeting.

     All shareholders of record as of the close of business on August 30, 1996 are entitled to notice of and to vote at the meeting. At least a majority of the outstanding shares of the Company is required to be present at the meeting or represented by proxy to constitute a quorum.

     The Board of Directors and management sincerely desire your presence at the meeting. Even if you expect to attend the meeting, you are requested to sign, date and return the accompanying proxy. If you attend the meeting after having returned the accompanying proxy, you may revoke your proxy, if you wish, and vote in person.

                                         By Order of the Board of Directors


                                         JACK R. CROSBY
                                         Chairman and
                                         Chief Executive Officer

Dated September 11, 1996
Austin, Texas

                                 TESCORP, INC.
                        327 Congress Avenue, Suite 200
                             Austin, Texas  78701

                             --------------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS

                             --------------------

SOLICITATION AND REVOCABILITY OF PROXIES

          This Proxy Statement is furnished by the Board of Directors of Tescorp, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Company for use at the Annual Meeting of Shareholders to be held Friday, October 11, 1996 (the "Meeting") and at any adjournment thereof. When properly executed proxies in the accompanying form are received, the shares represented thereby will be voted at the meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted for the election of the directors and the amendment to the Company's 1991 Incentive Plan providing for the increase of shares subject to the Plan, as set forth in the Notice of Annual meeting attached to this Proxy Statement.

          Management does not intend to present any business for a vote at the Meeting, other than the matters set forth in the accompanying Notice of Annual Meeting, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the Meeting, it is the intention of the persons named in the attached form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

          Any shareholder giving a proxy has the power to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company either a written revocation or a duly executed proxy bearing a date subsequent to the date of the proxy being revoked. Any shareholder may attend the Meeting and vote in person, whether or not such shareholder has previously submitted a proxy.

          In addition to soliciting proxies by mail, officers and regular employees of the Company may solicit the return of proxies personally or by telephone. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward solicitation material to the beneficial owners of stock.

          The Company will bear the cost of preparing, printing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement, the enclosed form of proxy and any additional material, as well as the cost of forwarding solicitation material to and soliciting proxies from the beneficial owners of stock.

          This Proxy Statement and the accompanying form of proxy are first being sent or given to the Company's shareholders on or about September 11, 1996.

VOTING SECURITIES

          The record date for determining shareholders entitled to notice of and to vote at the Meeting is the close of business on August 30, 1996. On that date there were 12,798,737 issued and outstanding shares of the Company's $.02 par value Common Stock ("Common Stock"), 693,864 issued and outstanding shares of the Company's Series 1990 10% Convertible Preferred Stock (the "1990 Preferred Stock") and 146,062 issued and outstanding shares of the Company's Series 1995 8% Convertible Preferred Stock (the "Series 1995 Preferred Stock") held of record by 338, 260 and 37 persons, respectively (the 1990 Preferred Stock and the Series 1995 Preferred Stock are collectively referred to as the "Preferred Stock"). The Common Stock and Preferred Stock are the Company's only classes of voting securities outstanding. Each share of the Company's Common Stock and 1990 Preferred Stock is entitled to one vote, and each share of the Series 1995 Preferred Stock is entitled to 32 votes, for the election of directors and in any other matter that may be acted upon at the Meeting, voting as a single class except certain matters (which do not include any of the matters for which proposals are set forth in the Notice of Annual Meeting attached to this Proxy Statement) as to which the Preferred Stock is entitled to vote as a separate class as provided by law or by the Statements of Resolution setting forth the rights and preferences for the Preferred Stock. The Company's Articles of Incorporation do not permit cumulative voting.

ADDITIONAL INFORMATION

          The Company shall provide without charge to each shareholder of the Company upon the written request of such shareholder a copy of the Company's annual report on Form 10-KSB, including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended (the "1934 Act" or the "Exchange Act"), for the Company's most recent fiscal year. The Company also shall provide without charge by first class or other equally prompt means within one business day of receipt of a written or oral request from a person to whom this proxy statement is delivered a copy of any and all information that has been incorporated herein by reference. Shareholders should address such requests to Mr. Neil R. Austrian, Jr., Vice President of Operations of the Company, at 327 Congress Avenue, Suite 200, Austin, Texas 78701.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table shows the number of shares of the Company's Common Stock and Preferred Stock that may be deemed beneficially owned August 30, 1996 by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding voting securities, along with information with respect to each of the nominees for director and all directors and officers as a group as of August 30, 1996.


                                                                                                            SERIES 1995 PREFERRED
                                             COMMON STOCK                      1990 PREFERRED STOCK                STOCK
                              --------------------------------------------    -------------------------    -------------------------

                              AMOUNT AND                                      AMOUNT AND                   AMOUNT AND
                               NATURE OF           PERCENT      PERCENT       NATURE OF        PERCENT     NATURE OF       PERCENT
                              BENEFICIAL              OF           OF         BENEFICIAL        OF         BENEFICIAL        OF
     BENEFICIAL OWNER         OWNERSHIP            CLASS(1)     CLASS(2)      OWNERSHIP        CLASS(3)    OWNERSHIP       CLASS(4)

- --------------------------    ------------------  ---------   ------------   ------------   -----------    -----------   -----------

Fred Lieberman                 1,893,060(5)           14.8         10.3              --           --              --           --
6251 B Park of Commerce
  Blvd.
Boca Raton, FL 33487

Argentina Equity Investment    1,855,000(6)           13.5         10.1              --           --          30,000         20.5
Partnership
c/o Citibank N.A.
20 Exchange Place
Level C; Global Custody
Attn: Marti Monti

Arnhold & S. Bleichroeder,     1,305,900(7)            9.4          6.9              --           --          18,562         12.7
Inc.
45 Broadway
New York, NY 10006

K-G, L.P.                      1,248,131(8)            9.7          6.8              --           --           1,250           *
Winston J. Churchill
Frederick M. Danziger
John Fletcher
W&M Management
 Company, Inc.
6541 Lexington Avenue
29th Floor
New York, NY  10022

Harvey Sandler                 1,000,000(9)            7.8          5.5              --           --              --           --
c/o Sandler Capital
767 Fifth Avenue
45th Floor
New York, NY  10153

BEA Associates                   935,000(10)           7.3          5.1              --          --               --           --
153 East 53rd Street
One Citicorp Center
New York, NY 10022

The SC Fundamental               686,470(11)           5.1          3.7              --           --          20,000         13.7
Value Fund, L.P.
S.C. Fundamental Value
BVI, Inc.
SC Fundamental, Inc.
Gary N. Seigler
Peter M. Collery
711 Fifth Avenue
New York, NY 10022

Banque Nationale de Paris        654,354(12)           4.9          3.6              --           --          20,000         13.7
(Switzerland) Ltd.
Aeschengraben 26
P. O. Box 4002 Basle
Switzerland

                                                                                                              SERIES 1995 PREFERRED
                                        COMMON STOCK                                1990 PREFERRED STOCK             STOCK
                                -----------------------------------------     ---------------------------    ----------------------
                                AMOUNT AND                                    AMOUNT AND                     AMOUNT AND
                                NATURE OF            PERCENT     PERCENT      NATURE OF        PERCENT       NATURE OF    PERCENT
                                BENEFICIAL             OF           OF        BENEFICIAL          OF         BENEFICIAL      OF
    BENEFICIAL OWNER            OWNERSHIP            CLASS(1)   CLASS(2)      OWNERSHIP       CLASS(3)       OWNERSHIP    CLASS(4)
- -------------------------       ----------------     --------   --------     -------------   -----------    -----------  ---------
First Eagle Fund N.V.            320,000(13)            2.4        1.7            --             --            10,000        6.8
c/o Arnhold & S.
    Bleichroeder, Inc.
45 Broadway
New York, N.Y. 10006

Clarex Limited                   320,000(14)            2.4        1.7            --             --            10,000        6.8
Scotiabank Bldg., 3rd Floor
Rawson Square
Nassau, N.P., Bahamas

The South America                320,000(14)            2.4        1.7            --             --            10,000        6.8
   Fund N.V.
c/o Brown Brothers
 Harriman & Co.
P. O. Box 1536

Pine Street Station
New York, NY 10268

Jack R. Crosby                   380,210(15)            2.9        2.0            --             --                --         --

J. Kelly Elliott                  50,330(16)             *          *             --             --                --         --

Jack S. Gray, Jr.                498,722(17)            3.8        2.7         9,850            1.4                --         --
Lee A. Lahourcade                 18,547(18)             *          *          1,500             *                 --         --

All directors and              1,342,590               10.0        7.1        11,350            1.6             1,250         *
officers as a group
(five persons)

     * Less than one percent

(1) Calculated as the fraction of which the numerator is the total number of Common Stock shares or Common Stock equivalent shares owned by the director, officer or holder of 5% or more of the Company's shares (the "Beneficial Owner") which is calculated as the sum of the number of shares of Common Stock owned, the number of shares of Common Stock into which the Preferred Stock owned could be converted, and the number of shares of Common Stock which could be acquired within 60 days by the exercise of warrants or options, and the denominator of which is the sum of the total number of shares of Common Stock outstanding, the number of shares of Common Stock into which the Preferred Stock owned by the Beneficial Owner could be converted, and the number of shares of Common Stock which could be acquired by the Beneficial Owner within 60 days by the exercise of warrants and options.

(2) Calculated as the fraction of which the numerator is the total number of Common Stock shares or Common Stock equivalent shares owned by the Beneficial Owner which is calculated as the sum of the number of shares of Common Stock owned, the number of shares of Common Stock into which the Preferred Stock owned could be converted, and the number of shares of Common Stock which could be acquired within 60 days by the exercise of warrants or options, and the denominator of which is the sum of the total number of shares of Common Stock outstanding, the total number of shares of Common Stock into which the aggregate outstanding Preferred Stock could be converted, and the number of shares of Common Stock which could be acquired by the Beneficial Owner within 60 days by the exercise of warrants or options.

(3)  Based on 693,864 shares outstanding.

(4)  Based on 146,062 shares outstanding.

(5) Mr. Lieberman filed a Schedule 13D dated March 17, 1992 in which he stated that he has no current definitive plan to gain control of the Company or to cause the Company to change its current board of directors or management, capitalization, dividend policy, business or corporate structure.

(6) Includes 895,000 shares of Common Stock held directly and 960,000 shares issuable upon conversion of the Series 1995 Preferred Stock held directly.

(7) Arnhold and S. Bleichroeder, Inc. filed a Schedule 13G on April 15, 1996 in which they indicated that they disclaimed beneficial ownership of 728,500 shares of Common Stock reflected in the table. Includes 449,400 shares subject to warrants, 593,984 shares issuable upon conversion of the Series 1995 Preferred Stock and 262,516 shares held in discretionary accounts as to which Bleichroeder acts as investment advisor.

(8) K-G, L.P., John Fletcher, W&M Management Company, Inc., Frederick M. Danziger and Winston J. Churchill, Jr. filed an amended Schedule 13D on July 1, 1995 in which they indicated they were members of a "group" for the purposes of Section 13(d) of the Exchange Act and the regulations promulgated thereunder. Includes 1,205,153 shares held directly, 40,000 shares issuable upon conversion of the Series 1995 Preferred Stock which is held directly. 286,281 of such shares are held by Mr. Churchill and his wife, Barbara G. Churchill, 62,500 shares are held by the Winston J. Churchill Retirement Plan of which Mr. Churchill is a beneficiary, 100,000 of such shares are held by affiliates of K-G, L.P. other than Mr. Churchill, 62,500 shares are held by Lucy C. Danziger, Trustee U/I/D 6/30/54 and 200 shares are held by an IRA in the name of Barbara G. Churchill. 2,778 shares of Common Stock are issuable upon the exercise of options granted to Mr. Churchill. The Sharpe Irrevocable Intervivos Trust, of which Jack R. Crosby's wife is the sole beneficiary, holds a limited partnership interest in 853,572 of such shares. (See note 15)

(9) Mr. Sandler, 21st Century Communications Partners, L.P., 21st Century Communications T-E Partners, L.P., 21st Century Communications Foreign Partners, L.P., Sandler Investment Partners, L.P., Sandler Capital Management and ARH Media Corp. filed a Schedule 13D dated May 5, 1995 in which they indicated that they were members of a "group" for the purposes of Section 13(d) of the Exchange Act and the regulations promulgated thereunder, and that they held directly as a group 1,000,000 shares of Common Stock.

(10) All such shares are held directly in discretionary accounts over which BEA exercises voting and investment control. In a Schedule 13G dated January 15, 1996, BEA disclaimed beneficial ownership of all such shares.

(11) The SC Fundamental Value Fund, L.P., S.C. Fundamental Value BVI, Inc., S.C. Fundamental, Inc., Gary N. Seigler and Peter M. Collery filed a Schedule 13D dated May 2, 1995 in which they indicated that The SC Fundamental Value Fund, L.P. and S.C. Fundamental, Inc. were members of a "group," and that Mr. Seigler and Mr. Collery may, without so admitting, be members of a "group," in each case, for the purposes of Section 13(d) of the Exchange Act and the regulations promulgated thereunder. Includes 46,470 shares of Common Stock held directly and 416,000 shares available upon conversion of the Series 1995 Preferred Stock held directly.

(12) Consists of 14,354 shares of Common Stock held directly and 640,000 shares issuable upon conversion of the Series 1995 Preferred Stock held directly.

(13) All such shares are held directly in a discretionary account over which Arnhold and S. Bleichroeder, Inc. exercises voting and investment control. Arnhold and S. Bleichroeder, Inc. disclaims beneficial ownership of such shares, all of which are reflected in their holdings. See note (7) above.

(14) Consists of shares issuable upon conversion of the Series 1995 Preferred Stock held directly.

(15) Excludes 172,043 shares held by the Jack R. Crosby Intervivos Trust as to which members of Mr. Crosby's immediate family are the beneficiaries and as to which Mr. Crosby disclaims any voting or investment power. Excludes 853,752 shares held indirectly by the Sharpe Irrevocable Intervivos Trust as to which Mr. Crosby's wife is the sole beneficiary and as to which Mr. Crosby disclaims any voting or investment power. See footnote (8) above. Includes 136,460 shares held directly by Mr. Crosby and options to acquire 243,750 shares. Mr. Crosby holds additional options to acquire 331,250 shares that are not exercisable within 60 days. In October 1994, Mr. Crosby sold 770,979 shares of Common Stock and options and warrants to acquire an aggregate of 82,593 shares.

(16) Includes 9,394 shares held directly and 56,873 shares subject to currently exercisable warrants and options.

(17) Calculated as the sum of the number of shares of Common Stock owned directly (242,628), plus the following number of shares of Common Stock into which the shares of Preferred Stock could be converted: 11,341 shares held by Mr. Gray directly and 1,003 shares held in trust for the benefit of Mr. Gray's child. Mr. Gray holds options to acquire 500,000 shares, of which 243,750 are currently exercisable.

(18) Includes 1,880 shares into which shares of Preferred Stock held directly by Mr. Lahourcade may be converted and 16,667 shares subject to options granted to Mr. Lahourcade under the terms of the NEDSOP.



                             ELECTION OF DIRECTORS


     A Board of Directors is to be elected, with each director elected to hold office until the next Annual Meeting of Shareholders or until his successor shall be elected or appointed. The persons whose names are set forth as proxies in the enclosed form of proxy will vote all shares over which they have control "FOR" the election of the Board of Directors' nominees unless otherwise directed. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation should arise prior to the Meeting, the appointed proxies will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment. The affirmative vote of a plurality of holders of the outstanding shares of Common Stock and Preferred Stock represented at a meeting at which a quorum is present is required to elect each director nominee.


     The Company's Bylaws provide that the affairs of the Company shall be conducted by a Board of Directors composed of eight members and empower the Board to increase or decrease the number of directors by resolution adopted by a majority of the Board. The Board in its discretion and in accordance with such authority has fixed its size at five members. Five directors have been nominated for election at the next Annual Meeting.


     No proxy will be voted for a greater number of persons than the number of nominees named herein. If deemed in the best interests of the Company, the Board of Directors (pursuant to authority contained in the Bylaws) may, subsequent to the Annual Meeting of Shareholders, increase its size and elect one or two additional qualified persons to fill the vacancies which then exist pending the next annual meeting of Shareholders.

NOMINEES


     All of the persons listed below as nominees are members of the present Board of Directors and have consented to be named in this Proxy Statement and to serve as directors, if elected. Please refer to the table on pages 2 through 5 of this Proxy Statement under the caption "Security Ownership of Certain Beneficial Owners and Management" which sets forth certain additional information with respect to each of the nominees as of August 30, 1996.


     Winston J. Churchill, age 56, has been a director of the Company since July 1995. Mr. Churchill formed Churchill Investment Partners, Inc. in 1989 and CIP Capital, Inc. in 1990 and continues to be a principal of each. Mr. Churchill has been the Chairman of the Board of Geotek Communications, Inc., a publicly traded specialized mobile radio services company, since April 1992. From 1989 to 1993 he served as Chairman of the Finance Committee of the $24 billion Pennsylvania Public School Employees' Retirement System.


     Jack R. Crosby, age 70, has been Chairman of the Board of Directors of the Company since its inception in 1980, and became Chief Executive Officer in 1991. Mr. Crosby is also Managing General Partner of Rust Group, L.P. ("Rust"), a Texas limited partnership holding certain of Mr. Crosby's business assets, and he is the president of Rust Capital, Ltd. ("Rust Capital"), a small business investment corporation with its headquarters in Austin, Texas. Mr. Crosby serves on the board of directors of National Dentex Corporation.


     J. Kelly Elliott, age 66, has served as a director of the Company since 1983. Since 1990, Mr. Elliott has been Chairman of the Board and Chief Executive Officer of Sigma Electronics, a manufacturer and distributor of electrical transformers. Mr. Elliott has also served since 1992 as Chairman and Chief Executive Officer of Omnicomp Graphics, Inc., a computer graphics company, and Seaboard-Avval, Inc., an oilfield equipment manufacturer. From 1983 through 1989 Mr. Elliott was President and Chief Executive Officer of the Company. From 1976 to 1983, Mr. Elliott served as President and Chief Executive Officer of several wholly-owned subsidiaries of Hughes Tool Company, including Brown Oil Tools and BJ-Hughes, each of which was engaged in oilfield services. In June of 1993, Mr. Elliott was elected Chairman of the Board of Grant Tensor Geophysical Corporation, a publicly traded oilfield service company, and he served in that capacity through November 1995.


     Jack S. Gray, Jr., age 39, has been a director of the Company since 1989. Since April 1992, Mr. Gray has been the President and Chief Operating Officer of the Company. From August 1991 until April 1992, Mr. Gray was President of J&J Mercantile, an investment firm in Austin, Texas. From April 1991 until August 1991, Mr. Gray was Deputy Director of Appointments in the Office of the Governor, State of Texas. From 1985 to 1991, he was the Chief Financial Officer of the "Rust Group" (which collectively refers to the business activities of Mr. Crosby), and in this capacity, he served as an officer or director of numerous entities in which Mr. Crosby held direct and indirect ownership interests.
Prior to 1985, Mr. Gray was an investment banker with Duncan, Smith & Co., San Antonio, Texas. Mr. Gray serves on the board of directors of Boatmen's National Bank of Austin, Texas, N.A.

     Lee A. Lahourcade, age 39, has been a director of the Company since March 1992. Mr. Lahourcade was president of Rust Capital from June 1988 to June 1992. Since then, Mr. Lahourcade has served as a principal at Vaughn, Nelson, Scarborough, McConnell, L.P., a money management firm. Prior to joining Rust Capital, Mr. Lahourcade was a vice president of Merrill Lynch & Co. in the investment banking area.


SECTION 16 COMPLIANCE


     The Company has reviewed reports of and changes in ownership of equity securities of the Company and written representations submitted to it with respect to transactions in the Company's equity securities during fiscal year 1996 pursuant to Section 16 of the Exchange Act, which requires the filing of such reports by officers and directors. Each of Winston J. Churchill and J. Kelly Elliott neglected to timely file a Form 4 (for changes in beneficial ownership) with respect to an acquisition of securities (in the case of Mr. Churchill) and a disposition (in the case of Mr. Elliott). These transactions were subsequently reported by each of them. Argentina Equity Investments Partnership may have been required to file a Form 3 (initial statement of beneficial ownership) as a result of its acquisition of Series 1995 Preferred Stock in December 1995. No such filing has been made.


THE BOARD OF DIRECTORS


     The Board of Directors met four times in the twelve months ended March 31, 1996. During such twelve-month period, each incumbent director of the Company attended 75 percent or more of the aggregate number of (a) meetings of the Board of Directors held during his tenure and (b) meetings held by committees of the Board on which he served.


     EXECUTIVE COMMITTEE.  The Executive Committee is currently comprised of Mr.
     -------------------
Crosby and Mr. Gray, and possesses all of the powers of the Board of Directors between meetings of the Board, except for certain matters that may not be delegated under the Company's Bylaws. The Executive Committee did not meet during the twelve months ended March 31, 1996.


     COMPENSATION COMMITTEE.  The Board of Directors created a Compensation
     ----------------------
Committee on February 20, 1991. The duties of the Compensation Committee include the approval of officer's salaries and administration of the Company's 1991 Incentive Plan. The Compensation Committee is comprised of "disinterested" directors, as defined under Section 16 of the Exchange Act, and currently consists of Messrs. Elliott and Lahourcade. The Compensation Committee met one time during fiscal year 1996.


     NOMINATIONS.  The Board of Directors does not have a nominating committee.
     -----------
Nominations for candidates for election may be made by the Board or by any shareholder entitled to vote at a meeting of shareholders called for the election of directors. Nominations made by the Board are made at the same time at which the date is set for a meeting of shareholders called for the election of directors. Nominations made by a shareholder must be made by giving notice of such in writing to the Secretary of the Company before the later to occur of
(i) 60 days prior to the date of the meeting of shareholders called for the election of directors or (ii) ten days after the Board first publishes the date of such meeting. Such notice shall include all information concerning each nominee as would be required to be included in a proxy statement soliciting proxies for the election of such nominee under the Exchange Act. Such notice shall also include a signed consent of each nominee to hold office until the next Annual Meeting of Shareholders or until his successor is elected or appointed.


     AUDIT COMMITTEE.  In March 1992, the Board created an Audit Committee.
     ---------------
Messrs. Elliott, Lahourcade and Churchill currently serve on this Committee. This Committee met twice in fiscal year 1996.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     As part of the consideration for the purchase by the Company of substantially all of the assets of American Century Corporation (the "Asset Purchase"), on July 11, 1990, the Company granted to Mr. John Kerr, a security holder of more than 5% of the outstanding Common Stock of the Company, an option exercisable immediately and expiring July 11, 1996 to purchase 198,216 shares of Common Stock at an initial purchase price of $3.50 per share, to be adjusted upward quarterly by a factor of 2.5% beginning October 1, 1991. In September 1994, the option was amended to freeze the exercise price at $4.70 per share.


     On October 10, 1989, the Company and J. Kelly Elliott executed a letter agreement pursuant to which Mr. Elliott's employment with the Company was terminated effective October 31, 1989. In return for the termination of his employment agreement and certain agreements respecting future consulting services, the Company was obligated to make payments under the letter agreement to Mr. Elliott or his designees of $130,000 per year for five years. During the fiscal year ended March 31, 1995 payments to Mr. Elliott under the letter agreement were $75,831.


     During fiscal year 1996, J. Kelly Elliott was indebted to the Company in the amount of approximately $84,000, including accrued and unpaid interest by virtue of a loan which had been made in 1989. In March 1996, the Company agreed that Mr. Elliott could satisfy his obligation by assigning to the Company 21,567 shares of outstanding Common Stock, which was then trading at approximately $3.75 per share, and cash of approximately $5,000. The note was satisfied on these terms during the first quarter of fiscal 1997 and the Company retired the Common Stock.


     Rust Management Services, Inc., a Texas corporation ("RMSI") of which Jack
R. Crosby is the sole shareholder, has provided the part-time services of several of its employees to the Company. Pursuant to this arrangement, the Company's pro rata share of the expenses associated with RMSI's employment of these individuals is reimbursed by the Company at RMSI's cost. During the fiscal years ended March 31, 1996 and March 31, 1995, payments to RMSI pursuant to this arrangement were approximately $130,000 and $91,000, respectively.

     The Company leases its executive offices in Austin, Texas in a six-story office building which was sold in June of 1996. Jack Gray is the trustee of a trust which is a minority interest limited partner of the partnership which acquired the building.


COMPENSATION OF DIRECTORS


     Each director who is not an employee of the Company receives $1,000 for each board meeting attended, plus $500 for each committee meeting attended. Employees of the Company are not paid directors fees. No member of the Board of Directors was paid any compensation in the Company's 1996 fiscal year for his service as a director of the Company other than pursuant to the standard compensation arrangement for directors.


     At the annual meeting of shareholders held in October 1993, the 1993 Non-Employee Directors Stock Option Plan (the "1993 NEDSOP") was approved. Pursuant to the 1993 NEDSOP, non-employee directors are entitled to receive one option to purchase 8,333 shares of Company Common Stock upon becoming director, a second option to purchase an additional 8,333 shares at the completion of one full year of service, and a third option to purchase an additional 8,334 shares at the completion of two full years of service. Because Mr. Elliott completed two years of service as a director before March 31, 1994, he received options to acquire a total of 25,000 shares of Company Common Stock at the fair market value of the stock on the date of grant during fiscal year 1994. His options and 16,666 of Mr. Lahourcade's options were granted at an exercise price of $1.21. An option for 8,334 shares was granted to Mr. Lahourcade as of March 1994 (when he completed two full years of service as a director) at an exercise price of $1.625. Mr. Churchill received his initial option for 8,333 shares at an exercise price of $3.25 effective July, 1995, and his next option for 8,333 shares at an exercise price of $3.43 effective July 1996.


     The 1993 NEDSOP was adopted in order to further the goal of attracting and retaining highly qualified non-employee directors of the Company and to motivate them to assert their best efforts for the Company. As employees, neither Mr. Gray nor Mr. Crosby is eligible to participate in the 1993 NEDSOP.


COMPENSATION OF EXECUTIVE OFFICERS


     The following table sets forth certain information for the fiscal years ended March 31, 1996, 1995 and 1994, with respect to the Chief Executive Officer (Mr. Crosby) and the President (Mr. Gray) as of March 31, 1996. There were no other executive officers of the Company who received annual compensation (including salary and bonuses earned) which exceeded $100,000 during fiscal year 1996.

====================================================================================================================================

                                                                                             LONG-TERM
                                                                                             COMPENSATION
FISCAL                           PRINCIPAL                  ANNUAL COMPENSATION              (b)NO. OF             ALL OTHER
 YEAR       NAME                 POSITION                SALARY        BONUS  OTHER (a)     STOCK OPTIONS)         COMPENSATION
- ------------------------------------------------------------------------------------------------------------------------------------

1996        Jack R. Crosby       Chairman and CEO        $112,500       --       --              250,000                --

            Jack S. Gray, Jr.    President               $125,000       --       --              175,000                --

- ------------------------------------------------------------------------------------------------------------------------------------

1995        Jack R. Crosby        CEO                    $100,000       --       --                  N/A                --

            Jack S. Gray, Jr.     President              $125,000       --       --                  N/A                --

- ------------------------------------------------------------------------------------------------------------------------------------

1994        Jack R. Crosby        Chairman and CEO       $100,000       --       --                  N/A                --

            Jack S. Gray, Jr.     President              $125,000       --       --                  N/A                --

====================================================================================================================================

(a) This column includes benefits (not properly categorized as salary or bonus) that are in excess of 10% of the annual salary and bonus reported.

(b) During fiscal years 1995 and 1994, the Company did not pay or award any long-term compensation within the meaning of that term (restricted stock awards, options and long-term incentive payouts) to any of the named executive officers.


Stock Option Grants in 1996


     The following table shows information concerning individual grants of stock options during fiscal year 1996 to the named executive officers.

============================================================================================================================
NAME                      NO. OF SECURITIES        % OF TOTAL
                          UNDERLYING               OPTIONS GRANTED      EXERCISE PRICE          EXPIRATION DATE
                          OPTIONS                  TO EMPLOYEES
                          GRANTED
- -----------------------------------------------------------------------------------------------------------------------------
Jack R. Crosby             250,000                      41.7                $3.00                   12/29/05
- -----------------------------------------------------------------------------------------------------------------------------
Jack S. Gray, Jr.          175,000                      29.2                $3.00                   12/29/05
=============================================================================================================================

Stock Option Exercises and Holdings

     The following table shows information regarding stock option exercises and unexercised options held as of the end of fiscal year 1996 by the named executive officers.


                                                             AT MARCH 31, 1996
                                        ============================================================
                                        NUMBER OF UNEXERCISED OPTIONS  VALUE OF IN-THE-MONEY OPTIONS
                                        ------------------------------------------------------------
NAME                 OPTIONS EXERCISED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE*   UNEXERCISABLE*
====================================================================================================
Jack R. Crosby              0             162,500         412,500       $365,625        $490,625

Jack S. Gray, Jr.           0             162,500         337,500       $365,625        $453,125
====================================================================================================

/*/ Based on closing price of $3.50 on March 31, 1996.

The Board of Directors recommends a vote "FOR" the election of each of the individuals nominated for election as a director.

PROPOSED AMENDMENT OF THE COMPANY'S 1991 INCENTIVE PLAN

SUMMARY
- -------

     The Board of Directors has approved an amendment to the Company's 1991 Incentive Plan (the "1991 Plan") to increase the aggregate number of shares of Company Common Stock which may become subject to options granted to employees from 1,400,000 shares to 2,000,000 shares. In order for the amendment to become effective, shareholders must approve the proposed amendment to the 1991 Plan by a vote of the holders of a majority of the Common Stock and Preferred Stock, voting together as a single class, represented in person or by proxy at the annual meeting. Given industry conditions in recent years, the Board of Directors has determined that, in order to further the goal of attracting and retaining highly qualified management employees, management employees should be eligible to receive options for a greater number of shares than are currently provided by the 1991 Plan. The Board of Directors has amended the 1991 Plan to make it consistent with changes in Rule 16b-3 under the 1934 Act which became effective in August 1996. These amendments included more flexible approval mechanisms for Awards (as defined below) granted under the Plan and elimination of a restriction against granting Awards to non-employee directors. The description below is qualified in its entirety by reference to the Amended and Restated 1991 Incentive Plan attached as Exhibit A to this Proxy Statement.

     AMENDED PLAN BENEFITS
     ---------------------

     While executive officers and directors could benefit from the increase in the number of shares of Common Stock subject to the Plan, no amounts have been allocated or set aside for their benefit.

     MATERIAL FEATURES OF THE 1991 INCENTIVE PLAN, AS AMENDED
     --------------------------------------------------------

     PURPOSE OF THE PLAN. The purpose of the 1991 Plan is to advance the
     --------------------
interests of the Company by providing incentive awards and stock ownership opportunities to certain key employees (including officers and directors), consultants and other individuals who contribute significantly to the performance of the Company. In addition, the 1991 Plan is intended to enhance the ability of the Company to attract and retain individuals of superior managerial ability and to motivate such key personnel to exert their best efforts towards future progress and profitability of the Company. Accordingly, the Company may make awards ("Awards") to key employees, consultants and other individuals in the form of (i) options ("Options") to purchase shares of the Company's Common Stock, (ii) shares of Common Stock which are restricted either as to when such awards will vest or when the shares will be freely tradable ("Restricted Stock"), and (iii) limited stock appreciation rights ("LSARs"). Options may be either incentive stock options ("ISOs") which are qualified under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonqualified stock options (''Nonqualified Options"). In addition to the members of management at corporate headquarters and the outside directors, management considers the Company's consultants and advisors, as well as members of management at the Argentine Cable Companies and the Argentine Joint Venture Companies, to be eligible to participate in the 1991 Plan. Management at corporate headquarters, outside directors, and management at the Argentine Cable Companies and the Argentine Joint Venture Companies consists of approximately ten persons. The Company does not have the information necessary to estimate the number of outside consultants and advisors who might be eligible to participate in the 1991 Plan.

     ADMINISTRATION OF THE PLAN. The 1991 Plan is administered by the
     ---------------------------
Compensation Committee of the Board, all of whom are "Non-employees Directors" of the Company as defined in the recently amended Rule 16b-3 under the 1934 Act. In making Awards, the Compensation Committee takes into consideration the contribution an individual has made or may make to the success of the Company and its subsidiaries and such other considerations as the Compensation Committee shall determine.

     Options granted under the 1991 Plan shall be of such type (Nonqualified Option or ISO) and for such number of shares of Common Stock and subject to such terms and conditions, consistent with the 1991 Plan, as the Compensation Committee shall designate. The exercise price for each Option shall be determined by the Compensation Committee at the date of grant but must be at least equal to the fair market value of a share of Common Stock on the date of grant. The expiration date of each Option shall be determined by the Compensation Committee but in no event shall be more than ten years from the date of grant. No Option may be sold, pledged, transferred or assigned other than by will or pursuant to the laws of descent and distribution. The authority of the Committee to grant Awards under the 1991 Plan is concurrent with that of the Board and the Shareholders as a result of recent amendments to Rule 16b-3 under the 1934 Act which were incorporated by the Committee into the 1991 Plan.

     PROCEDURE UNDER THE PLAN. The purchase price of the shares subject to an
     -------------------------
Option must be paid in cash or, with the approval of the Compensation Committee, either partly in cash and partly in shares of Common Stock or entirely in shares of Common Stock. The purchase price must be paid upon exercise of the Option.

     If an employee's employment with the Company or a subsidiary, as the case may be, shall terminate for reasons other than (i) retirement with the consent of the Company or the individual's employing subsidiary, as the case may be ("retirement"), (ii) permanent disability or (iii) death, the employee's Options shall be exercisable by him only within three months after such termination, and only to the extent the Option was exercisable immediately prior to such termination of employment. In the event of retirement, permanent disability or death, the Options shall be exercisabale within one year after such an occurrence to the extent exercisable prior to such event.

     If a person who is an active employee of the Company shall exercise an Option (the "Original Option") by paying, with the consent of the Compensation Committee, all or a portion of the exercise price in shares of Common Stock, an Option to purchase the number of shares of Common Stock used for such purpose (a "Reload Option") shall be granted to the employee as of the exercise date, provided that a Reload Option has been granted by the Compensation Committee to such Optionee in the agreement evidencing the Original Option. The exercise price of the Reload Option shall be 100% of market value of Common Stock on the date such Reload Option is granted. The Reload Option may be exercised at any time during the term of the Original Option, subject to such limitations, if any, as may be placed on such exercisability in the agreement.

     RESTRICTED STOCK. Under the 1991 Plan, the Compensation Committee may award
     -----------------
shares of Restricted Stock that are restricted either as to when such Awards will vest or when the shares will be freely transferable. Shares of Restricted Stock may not be sold, exchanged, pledged, transferred, assigned or otherwise encumbered or disposed of until the terms, conditions and contingencies set at the time of the Award are satisfied.

     LSARS.  LSARs may be granted in connection with Options or Restricted
     ------
Stock. LSARs may not be granted on a stand-alone basis. LSARs may be evidenced either by provisions in the agreement covering the related Option or Restricted Stock or by an amendment to such agreement. LSARs are only exercisable during a seven month period upon certain specified events which would involve a change of control of the Company. Upon the exercise of an LSAR, the holder would receive in cash the amount which is determined to be applicable in accordance with the 1991 Plan. To the extent that an LSAR relating to an Option is exercised, the related Option would be canceled. LSARs that relate to shares of Restricted Stock would require the holder of the Restricted Stock to tender such shares to the Company upon exercise of the LSAR.

     WITHHOLDING. Any cash payment under the 1991 Plan shall be reduced by any
     ------------
amounts required to be withheld or paid with respect thereto under federal, state and local tax laws ("Tax Amounts"). Any issuance of Common Stock pursuant to the exercise of an Option or other distribution of Common Stock under the 1991 Plan shall not be made until appropriate arrangements have been made for the payment of any Tax Amounts required to be withheld or paid with respect thereto. Such arrangements may, at the discretion of the Compensation Committee, include allowing a participant to tender to the Company shares of Common Stock owned by the participant, or to request the Company to withhold a portion of the shares of Common Stock being acquired pursuant to the exercise, which withheld shares have a market value per share as of the date of such tender that is not greater than the sum of all Tax Amounts due, together with payment to the Company of any remaining portion of any Tax Amount due.

     FEDERAL INCOME TAX EFFECTS
     --------------------------

     The following discussion is a summary of the current federal income tax laws generally applicable to Awards under the Plan.

     NONQUALIFIED OPTIONS. In general, an employee will not recognize any
     ---------------------
taxable income at the time he is granted a Nonqualified Option. Upon the exercise of such an option providing for the purchase of shares which are "transferable" or are not subject to a "substantial risk of forfeiture" (both as defined by Section 83 of the Code), the employee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price, and the Company, or the individual's employing Subsidiary, as the case may be, will be entitled to a deduction for a corresponding amount if, and to the extent, that amount is an ordinary and necessary expense and satisfies the test of reasonable compensation, provided the applicable withholding requirements are satisfied. Different rules apply to options which have a "readily ascertainable fair market value," as that phrase is defined in regulations promulgated under
Section 83 of the Code, at the time of their grant.

     If a Nonqualified Option granted to an employee provides for a purchase of shares which are subject to a "substantial risk of forfeiture" and are not "transferable," the optionee will not recognize any ordinary income upon the exercise of such an option. However, the employee will recognize ordinary income measured by the excess of the fair market value of the shares over the option price when the rights of the person having the beneficial interest in the shares become "transferable" or are no longer subject to a "substantial risk of forfeiture," whichever first occurs. For this purpose, fair market value will be determine without regard to any restrictions other than restrictions which by their terms will never lapse. An employee who has purchased shares subject to transferability and forfeiture restrictions may, however, elect to include in his or her income in the taxable year in which the shares are transferred to him or her the excess of the fair market value of the shares at the date of such transfer over the option price, determined without regard to any restrictions other than restrictions which by their terms will never lapse. The election ("Section 83(b) election") must be made within 30 days of the option exercise and must satisfy certain other requirements. With respect to this type of option, the Company will, in general, be entitled to a deduction equivalent in amount to that which is included in the income of the optionee if and to the extent that the amount is an ordinary and necessary expense and satisfies the test of reasonable compensation, provided the applicable withholding requirements are satisfied. The employee's holding period with respect to capital asset treatment for the shares will begin on the date the restrictions lapse, or if a Section 83(b) election is made, on the exercise date, whichever is applicable.

     Upon a taxable disposition of shares acquired by the employee upon the exercise of a Nonqualified Option, any amount received by the optionee in excess of the sum of (i) the option price of the shares as of the date of exercise and
(ii) the amount includable in income with respect to such option, if any, (such sum being his or her "basis" in the shares) will, in general, be treated as long or short-term capital gain, depending upon the holding period of the shares. If upon disposition the employee receives less than his or her basis in the shares, the loss will, in general, be treated as a long or short-term capital loss, depending upon the holding period of the shares. To qualify for capital gain or loss treatment, the shares must have been held as a capital asset on the date of disposition and to qualify as long-term capital gain or loss, the holding period of the stock must be more than 12 months.

     INCENTIVE STOCK OPTIONS. An employee who receives an ISO will not be taxed
     ------------------------
upon the grant or exercise of such an option, but when shares received upon exercise of an ISO are disposed of in a taxable transaction, the employee will be taxed on the excess of the amount realized on such disposition over the exercise price at long-term capital gain rates, provided the shares have been held for the requisite period as a capital asset. The Company, or the optionee's employing Subsidiary, as the case may be, will generally not be entitled to a deduction with respect to the grant or exercise of an ISO.

     To obtain the special tax treatment afforded ISOs, an employee must (a) not dispose of the shares received upon exercise of the ISO within two years after the date the option is granted nor within one year after the date of such exercise and (b) be an employee of (i) the Company, (ii) a parent or Subsidiary of the Company or (iii) a corporation (or a parent or subsidiary of such corporation) which has assumed such option as a result of a corporate reorganization, merger or similar transaction, for the entire time from the date of the granting of the option until three months before the date of its exercise, or 12 months if employment ceases due to a permanent and total disability within the meaning of the Code. The cessation of employment requirement as well as the holding period requirement are waived in the case of the death of an employee.

     In the event an employee makes a "disposition" of the shares received upon exercise of an ISO prior to meeting the two-year and one-year holding period requirements, the gain on the disposition, to the extent of the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option exercise price or (ii) the excess of the amount realized on disposition over the exercise price, will be treated as ordinary income and the Company, or the optionee's employing Subsidiary, as the case may be, will generally be entitled to a corresponding deduction (provided that the gain constitutes an ordinary and necessary expense under Section 162 of the Code). The balance of the gain, if any, realized upon such a disposition will be treated as long or short-term capital gain, depending upon the holding period of the shares (provided the option is held as a capital asset). To the extent the optionee is entitled to capital gain treatment, the Company, or the employee employing Subsidiary, as the case may be, would not be entitled to a corresponding deduction for such gain. If the amount realized at the time of the disposition is less than the option price, the optionee will not be required to treat any amount as ordinary income provided the disposition is of a type that would give rise to a recognizable loss and in such event the loss will be treated as a long or short-term capital loss depending upon the holding period of the shares. The term "disposition" includes a sale, exchange or gift, but does not include certain other transfers, such as transfers by reason of death, a pledge or an exchange described in Section 424(c) of the Code.

     LSARS. An employee who receives a LSAR will not recognize any income upon
     ------
the receipt of such LSAR, but upon exercise of such LSAR, the fair market value of the shares (or the cash in lieu of shares) received generally must be treated as ordinary income by the employee in the year of such exercise. Under such circumstances, the Company normally will be entitled to a corresponding deduction in the same year and in the same amount which the optionee is required to treat as ordinary income received. If the employee receives shares and thereafter disposes of such shares in a taxable transaction, the difference between any amount realized on such disposition and the amount treated as ordinary income upon the exercise of the LSAR will be treated as a capital gain or loss (provided the shares were held as a capital asset on the date of the disposition), which will be a long or short-term capital gain or loss depending upon the holding period of the shares.

     RESTRICTED STOCK. In general, no income will be recognized by an employee
     -----------------
upon the receipt of Restricted Stock. Upon the lapse of the forfeiture provisions, the employee will be treated as receiving compensation income in an amount equal to the then fair market value of the shares (for employees subject to Section 16(b) of the 1934 Act the lapse of forfeiture provisions shall be at least six months after the Award date) and the Company will be entitled to a deduction in the same manner as described above with respect to options. Dividends paid to an employee with respect to Restricted Stock subject to forfeiture are deductible by the Company as compensation and are taxable to the employee when received.

     STOCK OPTIONS EXERCISED WITH STOCK. To the extent that the number of shares
     -----------------------------------
of stock delivered by an employee in payment for the exercise of an option equals the number of shares of stock acquired pursuant to the exercise of the option, no gain or loss will be recognized by the employee except as provided below with respect to certain exercises of an ISO with shares previously acquired pursuant to the exercise of the ISO. Under current rulings and proposed regulations, the basis and holding period for the shares acquired pursuant to a stock option exercised with stock will be the same as the basis and holding period for the shares delivered to the extent the number of shares acquired equals the number of shares delivered. To the extent the number of shares of stock acquired pursuant to the exercise of a Nonqualified Option exceeds the number of shares delivered to exercise of such option, such additional shares (the "Additional Shares") will be taxable to the employee as ordinary income in an amount equal to the fair market value of the Additional Shares less any cash paid for the exercise of the option. The Additional Shares received by the employee will have a basis that equals the sum of the amount includable as ordinary income by the employee plus any cash paid for the exercise of the Nonqualified Option and a holding period beginning on the date the option is exercised.

     To the extent the number of shares acquired pursuant to the exercise of an ISO exceeds the number of shares delivered to exercise the ISO, such excess shares shall have a basis of zero and a holding period beginning on the date the ISO is exercised. However, if an employee exercises an ISO by delivery of shares acquired pursuant to the previous exercise of an ISO which have not been held for the required ISO holding period for the special tax treatment accorded ISOs, the exercise will be treated as a nonqualifying disposition of those previously acquired shares with the result, in general, that the prior ISO option exercise will be treated as if it were the exercise of a Nonqualified Option in the year of the disqualifying disposition.

     ADDITIONAL TAX CONSEQUENCES. With respect to the exercise of an ISO, the
     ----------------------------
amount by which the fair market value of the stock at the time of exercise exceeds the option price is an "item of adjustment, " which may engender an alternative minimum tax liability for an optionee.

     Upon the exercise of a Nonqualified Option, an employee will be required to deposit with the Company cash or, subject to the requirements described above under "Summary of the Plan Tax Withholding," Common Stock (or the Company will withhold from any cash or, subject to the requirements described above under "Summary of the Plan - Tax Withholding," Common Stock due to such employee) in an amount necessary to satisfy any applicable federal and state law requirements with respect to withholding of taxes on wages, or make some other arrangements acceptable to the Company to comply with such requirements.

     The Plan provides that LSARs, may be granted, with respect to Options and Restricted Stock, which would be exercisable in the event of a "change of control" by the Company. It is possible that some optionees who are either very highly compensated individuals or are officers of the Company will be subject to a 20% excise tax on the amount received in respect of an LSAR, if any, that is an "excess parachute payment" and in such event, the Company will not be entitled to a deduction for the amount of such excess parachute payment.

     The Board of Directors recommends a vote "FOR" the proposed amendment to the 1991 plan.


     SEC RULE. The 1991 Plan is intended to comply with Rule 16b-3, a rule
     ---------
promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Exchange Act. Rule 16b-3 provides an exemption from the operation of the "short-swing profit" recovery provisions of Section 16(b) of the Exchange Act with respect to the acquisition of Options. Although management of the Company believes that the Plans, as amended, comply with Rule 16b-3, the Company has not received confirmation from the SEC. Accordingly, unless and until the Company receives such confirmation, participants affected by section 16(b) of the Exchange Act are urged to consult their personal legal counsel prior to the acquisition or disposition of any shares of Common Stock (including shares acquired in connection with the exercise of Options granted pursuant to the Plans). The SEC amended

Rule 16b-3 effective August 1996. Provisions of the 1991 Plan which could be amended by the Board of Directors or the Compensation Committee without shareholder approval were amended prior to the date of this Proxy Statement.

     SUMMARY INFORMATION. The statement contained herein concerning the terms
     --------------------
and provisions of the 1991 Plan is a summary only and does not purport to be complete. All such statements are qualified in their entirety by reference to the full text of the 1991 Plan, as amended.


                                 AUDITORS


     KPMG Peat Marwick issued the report on the financial statements of the Company for the fiscal year ended March 31, 1996, and has been engaged as independent accountants for the purpose of issuing a report on the financial statements of the Company for the year ended March 31, 1997. Representatives of KPMG Peat Marwick are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from those attending the Meeting.


SHAREHOLDER PROPOSALS


     Shareholder proposals to be presented at the next Annual Meeting of Shareholders must be in writing and received at the Company's executive offices by the Secretary no later than May 14, 1997 in order to be included in the next year's proxy statement.


OTHER BUSINESS


     The Board of Directors of the Company knows of no matters to be presented at the Annual Meeting other than those described above; however, if other matters are properly presented to the meeting for action, it is intended that the persons named in the accompanying form of proxy, and acting thereunder, will vote in accordance with their best judgment on such matters.



                              By Order of the Board of Directors



                              Jack R. Crosby

                              Chairman


Dated September 11, 1996

Austin, Texas

                                   EXHIBIT A

                                 TESCORP, INC.
                   AMENDED AND RESTATED 1991 INCENTIVE PLAN

1.   PURPOSE

     The purpose of the Tescorp, Inc. 1991 Incentive Plan (the "Plan") is to
                                                                ----
advance the interests of Tescorp, Inc. (the "Company") and its Subsidiaries (as
                                             -------
defined below) by providing incentive awards and stock ownership opportunities to certain key employees (including officers and directors), consultants and other individuals who contribute significantly to the performance of the Company and its Subsidiaries. In addition, the Plan is intended to enhance the ability of the Company and its Subsidiaries to attract and retain individuals of superior managerial ability and to motivate such key employees to exert their best efforts towards future progress and profitability of the Company and its Subsidiaries. Accordingly, the Company may make awards ("Awards") to key
                                                          ------
employees, consultants and other individuals in the form of (i) options ("Options") to purchase shares of the Company's common stock, par value $.02 per
  -------
share ("Common Stock"), (ii) shares of Common Stock which are restricted as
        ------ -----
provided in Section 7 ("Restricted Stock") and (iii) limited stock appreciation rights ("LSARs"). Options may be either incentive stock options ("ISOs") which
         -----                                                     ----
are qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options ("Nonqualified Options").
      ----                                    --------------------

     For purposes of the Plan, a "Subsidiary" shall be any corporation in which
                                  ----------
the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of stock in such corporation.

2.   APPROVAL OF AWARDS

     Each Award may be approved in any of the following ways:

          A. BOARD/COMMITTEE APPROVAL. The entire Board or the Committee (as defined below) may vote in advance to approve such Award.

          B. SHAREHOLDER APPROVAL/RATIFICATION. In compliance with Section 14 of the Securities Exchange Act of 1934 ("1934 Act"), a majority of the
                                              --------
     shareholders of the Company duly entitled to vote on such matters at meetings held in accordance with the laws of the State of Texas may, either in advance of the Award or no later than the next annual meeting of shareholders, affirmatively vote to approve such Award.

3.   ADMINISTRATION AND INTERPRETATION

          A. ADMINISTRATION. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors (the
                                  ---------
     "Board") of Tescorp, Inc.  The Committee shall consist solely of two or
      -----
     more "Non-Employee Directors" within the meaning of Rule 16b-3 of the General Rules and Regulations of the 1934 Act. The Committee may prescribe, amend and rescind rules and regulations for administration of the Plan and shall have full power and authority to construe and interpret the Plan. The Committee may correct any defect or any omission or reconcile any inconsistency in the Plan or, subject to the requirements of
     Section 2 herein, in any grant made under the Plan in the manner and to the extent it shall deem desirable.

          Committee members shall be appointed by and shall serve at the pleasure of the Board. If any members of the Committee possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K of the General Rules and Regulations of the 1934 Act or are engaged in a business relationship for which disclosure is required pursuant to Rule 404(b), then the Committee may not grant Awards under the Plan. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at a meeting, or the acts of a majority of the members evidenced in writing, shall be the acts of the Committee. Members of the Committee may, in the discretion of the Board, receive compensation for their services as members, and all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company.

          The day-to-day administration of the Plan may be carried out by such officers and employees of the Company or its Subsidiaries as shall be designated from time to time by the Committee. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Company and the officers and employees of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons.

          The Board, the Committee or the shareholders, as the case may be, shall have concurrent authority to make all decisions concerning specific Awards granted under the Plan, including without limitation the selection of the persons to whom Awards are granted, the number of shares of Common Stock subject to each Award and the terms and conditions of each Award. The Committee shall construe the terms and provisions of the Plan and the Agreements and adopt, from time to time, such rules and regulations, not inconsistent with the terms of the Plan, as it may deem advisable to carry out the Plan. All decisions by the

     Committee shall be final. The effective date of an Award is referred to herein as the "Grant Date."
                    ----------

     B. INTERPRETATION. The Interpretation and construction by the Committee of any provisions of the Plan or of any grant under the Plan and any determination by the Committee under any provision of the Plan or any such grant shall be final and conclusive for all purposes.

     C. LIMITATION ON LIABILITY. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense including counsel fees) arising therefrom to the full extent permitted by law and the articles of incorporation of the Company. The members of the Committee, if appointed, shall be named as insureds under any directors and officers liability insurance coverage that may be in effect from time to time.

4.   SHARES SUBJECT TO GRANTS UNDER THE PLAN

     The aggregate number of shares which may be issued under Awards granted under the Plan shall not exceed 2,000,000 shares of Common Stock; provided however, that the number of Awards granted to any single executive officer of the Company during any fiscal year shall not exceed 1,000,000 shares of Common Stock under the Plan during such year. Such shares may consist of authorized but unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan and the outstanding Awards. The number of shares of Common Stock which are available for Awards under the Plan shall be decreased by each exercise of an Option or LSAR, and by each grant of Restricted Stock, and to the extent that such Award lapses the shares theretofore subject to such Award may again be subject to other Awards granted under the Plan. If any Award, in whole or in part, expires or terminates unexercised or is cancelled or forfeited, the shares theretofore subject to such Award may be subject to another Award granted under the Plan. The aggregate number of shares which may be issued under Awards granted under the Plan shall be subject to adjustment as provided in Section 9 hereof.

5.   ELIGIBILITY

     The individuals who shall be eligible to receive Awards under the Plan shall be such key employees, directors, independent consultants and other individuals as the Committee from time to time shall determine; provided, that only employees of the Company and Subsidiaries shall be eligible to receive grants of ISOs. In granting

Awards, the Board, the Committee or the shareholders, as the case may be, shall take into consideration the contribution an individual has made or may make to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Board, the Committee or the shareholders, as the case may be, shall also have the authority to consult with and receive recommendations from officers and other employees of the Company and its Subsidiaries with regard to these matters. In no event shall any individual or his legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan except to such extent, if any, as the Committee shall determine.

     Awards may be granted under the Plan from time to time in substitution for stock options, restricted stock or other stock-based compensation awards granted by other corporations where, as a result of a merger or consolidation of such other corporation, or the acquisition by the Company or a Subsidiary of stock of, or other beneficial ownership interest in, such other corporation, the individuals who held such awards become eligible to receive Awards under the Plan.

6.   GRANTS AND TERMS OF OPTIONS

     A. GRANTS OF OPTIONS. Grants of Options under the Plan shall be for such number of shares of Common Stock and shall be subject to such terms and conditions as the Board, the Committee or the shareholders, as the case may be, shall designate. Options may be granted by the Board, the Committee or the shareholders, as the case may be, to any eligible individual at any time and from time to time.

     B. TERMS OF OPTIONS. Each grant of an Option shall be evidenced by an Agreement executed by the recipient of the Option (the "Optionee") and an
                                                             --------
     authorized officer of the Company. Each Agreement shall be in a form approved by the Committee, shall comply with and be subject to the terms and conditions of the Plan and may contain such other provisions, consistent with the terms and conditions of the Plan and the specific Awards, as the Committee shall deem advisable. References herein to an Agreement shall include, to the extent applicable, any amendment to the Agreement and any interpretation or construction thereof by the Committee pursuant to this Plan.

          (1) EXERCISE OF OPTIONS. Options shall not be exercisable prior to the date six months following the Grant Date. In the discretion of the Committee, each Agreement may state that the Option granted therein may not be exercised in whole or in part for a period or periods of time specified in such Agreement and may further limit the exercisability of the Option in such a manner as the Committee deems appropriate, consistent with the terms of the specific Award. In addition, the Committee may, by a resolution duly adopted, suspend the exercisability of all outstanding

          Options at any time and from time to time upon a determination, in its discretion that such suspension is in the best interests of the Company and its shareholders; provided, that the resolution effecting any such suspension shall also make provision for the exercise of all outstanding Options for a reasonable period of time following such suspension. Except as provided herein or as so specified in the Agreement or in a resolution of the Committee, any Option may be exercised in whole at any time or in part from time to time during its term. The Committee may, in its discretion, consistent with the terms of the specific Award, at any time and from time to time accelerate the exercisability of all or part of any Option. An Optionee may exercise an Option by providing written notice to the Company at any time or from time to time during the period such Option is exercisable and by satisfying such other conditions as set forth in the Agreement relating to the Option, including without limitation satisfying the requirements for tax withholding with respect to such exercise.

          (2) PAYMENT OF OPTION EXERCISE PRICE. Upon exercise of an Option, the full price per share (the "Exercise Price") for the shares with
                                     --------------
          respect to which the Option is being exercised shall be payable to the Company (i) in cash or by check payable and acceptable to the Company or (ii) subject to the approval of the Committee, (a) by tendering to the Company shares of Common Stock owned by the Optionee having an aggregate Market Value Per Share (as defined below) as of the date of exercise and tender that is not greater than the Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (i) above; provided, the Committee may, upon confirming that the Optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the Optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise or (b) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price; provided that in the event the Optionee chooses to pay the Option exercise as provided in (ii)(b) above, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

          (3) NUMBER OF SHARES. Each Agreement shall state the total number of shares of Common Stock that are subject to the Option, which number shall be subject to adjustment pursuant to Section 9.

          (4) EXERCISE PRICE. The Exercise Price for each Option shall be fixed on, or in case of ratification by the shareholders, as of the Grant Date. The Exercise Price may be greater or, other than with respect to an ISO, less than the Market Value Per Share on the Grant Date, but in no event less than the par value of the Common Stock. The Exercise Price shall be subject to adjustment pursuant to Section 9.

          (5) TERM. The term of each Option shall be determined at the Grant Date; provided, however, that each Option shall expire no later than ten years from the Grant Date and in the event no determination is made to the contrary, shall expire ten years from the Grant Date, or in the case of an Incentive Stock Option granted to an employee who owns in excess of 10% of the outstanding voting stock of the Company, shall expire five years from the Grant Date (such date, as determined by the Committee or provided for herein, being referred to hereafter as the "Expiration Time").
                  ---------------

          (6)  MARKET VALUE PER SHARE.  "Market Value Per Share" shall be
                                         ----------------------
          determined as of any particular date by any fair and reasonable means determined by the Board, the Committee or the Shareholders, as the case may be.

          (7) TERMINATION OF EMPLOYMENT. In the event that an Optionee's employment with the Company shall terminate for reasons other than (i) retirement, with the consent of the Company or the Optionee's employing Subsidiary, as the case may be ("retirement"), (ii)
                                                     ----------
          permanent disability or (iii) death, the Optionee shall have the right, subject to subsections (1) and (5) above, to exercise any Option at any time during the period of three months following such termination to the extent the Option was exercisable on the termination date.

               In the event that an Optionee's employment with the Company shall terminate due to retirement or permanent disability, the Optionee shall have the right, subject to subsections (1) and (5) above, to exercise any Option at any time during the period of 12 months following such termination, to the extent the Option was exercisable on the termination date. Whether any termination of employment is due to retirement or permanent disability, and whether an authorized leave of absence or absence on military or government service or for other reasons shall constitute a termination of employment, for the purposes of the Plan shall be determined by the Committee.

               With respect to Options granted to an individual who is not an employee of the Company on the Grant Date, the Board, the Committee or the shareholders, as the case may be, may specify the terms and conditions upon which such Option shall terminate.

               If an Optionee shall die while entitled to exercise an Option, the Optionee's estate, personal representative or beneficiary, as the case may be, shall have the right, subject to subsections (1) and (5) above, to exercise the Option at any time during the period of 12 months following the date of the Optionee's death to the extent that the Option was exercisable on the date of the Optionee's death.

               The Committee may, in its discretion, consistent with the terms of the specific grant, (i) accelerate the exercisability of all or part of an Option that is not otherwise exercisable or (ii) provide that an Option shall remain outstanding and be exercisable following termination of employment (or other specified events in the case of nonemployees) on such other terms and conditions as the Committee shall approve.

          (8) INCENTIVE STOCK OPTIONS. ISOs may be granted only to individuals who are key employees (including officers who are also key employees) of the Company at the time the ISO is granted. ISOs may be granted to the same individual on more than one occasions, but in no event shall an ISO be granted after December 31, 2000.

               No employee shall be eligible to receive an ISO if, on the Grant Date, such employee owns (including ownership through the attribution provisions of Section 424 of the Code) in excess of 10% of the outstanding voting stock of the Company (or of its parent or subsidiary as defined in Section 424 of the Code) unless the following two conditions are met:

                         (i) the option price for the shares of Common Stock
                    subject to the ISO is at least 110% of the fair market value of the shares of Common Stock on the Grant Date; and

                         (ii) the Agreement provides that the term of the ISO
                    does not exceed five years.

               No employee shall be eligible to receive ISOs (under the Plan and all other option plans of the Company, its parent and subsidiary corporations) that are exercisable for the first time in any calendar year with respect to stock with an aggregate fair market value (determined at the Grant Date) in excess of $100,000.

          (9) RELOAD OPTIONS. In the event a person who is an active employee of the Company or a Subsidiary shall exercise an Option (the "Original
                                                                        --------
          Option") by paying all or a portion of the Exercise Price of the
          ------
          shares of Common Stock subject to the Original Option by tendering to the Company shares of Common Stock owned by such person, an Option to purchase the number of shares of Common Stock used for such purpose by the employee (the "Reload Option") shall be granted to the employee as
                             -------------
          of the exercise date; provided that a Reload Option has been granted to such Optionee with respect to such Option, as evidenced in his Agreement. The Exercise Price of the Common Stock subject to the Reload Option shall be 100% of Market Value Per Share of the Common Stock on such date, subject to adjustment as provided in Section 9. The Reload Option may be exercised at any time during the term of the Original Option, subject to such limitations, if any, as may be placed on such exercisability in the Agreement.

7.   RESTRICTED STOCK

     A. AWARDS OF RESTRICTED STOCK. Restricted Stock may be awarded to any individual eligible to receive the same, at any time and from time to time. The issuance of Restricted Stock to an individual pursuant to an Award may be made subject to such restrictions and the future satisfaction or occurrence of terms, conditions or contingencies (collectively, "Conditions") set when the Award is made, such that failure of any
      ----------
     Condition shall cause all or part of such shares to be forfeited.


     B. DESCRIPTION OF RESTRICTED STOCK. Shares of Restricted Stock may not be sold, exchanged, pledged, transferred, assigned or otherwise encumbered or disposed of until the Conditions set at the time of the Award have been satisfied. A share of Restricted Stock shall be subject to such restrictions and Conditions as may be established at the time of the Award, which may include, without limitation, "lapse" and "non-lapse" restrictions
                                             -----       ---------
     (as such terms are defined in regulations promulgated under Section 83 of the Code) and the achievement of specific goals.

          If an individual is granted shares of Restricted Stock (whether or not escrowed as provided below), the recipient shall be the record owner of such shares and shall have the rights of a shareholder with respect to such shares (unless the escrow agreement, if any, specifically provides otherwise), including the right to vote and the right to receive dividends or other distributions made or paid with respect to such shares. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

          The shares represented by this certificate have been issued pursuant to an Award made under the terms of the Tescorp, Inc. 1991 Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as set forth in the terms of such Award dated __________, 19__.

          In order to enforce the restrictions and Conditions that may be applicable to a recipient's shares of Restricted Stock, the Committee may require the recipient, upon the receipt of a certificate or certificates representing such shares, or at any time thereafter, to deposit such certificate or certificates, together with stock powers and other instruments of transfer appropriate endorsed in blank, with the company or an escrow agent designated by the Company under an escrow agreement, in such form as shall be determined by the Committee.

          After the satisfaction or occurrence of the Conditions and the lapse of all restrictions, a certificate, without the legend set forth above, shall be delivered to the recipient for the number of shares that are no longer subject to restrictions and Conditions. The remaining shares of Restricted Stock issued with respect to such Award, if any, shall either be reacquired by the Company and forfeited by the recipient or, if appropriate under the terms of the Award applicable to such shares, shall continue to be subject to the restrictions and Conditions.

     C. PAYMENT OF RESTRICTED STOCK. The satisfaction of the Conditions and the lapse of all restrictions, and the delivery of a certificate without the legend set forth above for the portion of such award that is no longer subject to restrictions and Conditions, is hereinafter referred to as the "payment" of such portion of the Award. Subject to the provisions above,
     --------
     each Award shall be paid at the time and in the manner specified at the time of the Award.

     D. PAYMENT IN THE EVENT OF TERMINATION OF EMPLOYMENT. In the event a recipient's employment with the Company shall terminate prior to the satisfaction or occurrence of a Condition applicable to all or a portion of an Award of Restricted Stock, then such portion of the Award shall be reacquired by the Company and forfeited by the recipient; provided, however, if the termination of employment is due to the employee's death, permanent disability or retirement, the Committee may, in its sole discretion, deem the Conditions to have been met for all or part of such portion of the Award. With respect to the shares of Restricted Stock granted to an individual who is not an employee of the Company on the Grant Date, the Committee may specify the circumstances upon which the shares of Restricted Stock shall be forfeitable prior to the satisfaction of applicable Conditions.

          If Restricted Stock shall be reacquired by the Company and forfeited as provided herein, the recipient, or in the event of his death or his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the Restricted Stock awarded pursuant to the Plan to the recipient, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company.

          If a recipient dies after satisfaction of the Conditions for the payment of all or a portion of an Award of Restricted Stock but prior to the actual payment of all or such portion thereof, such payment shall be made to the recipient's beneficiary or beneficiaries at the time and in the same manner that such payment would have been made to the recipient.

8.   LSARS

     A. The Board, the Committee or the shareholders, as the case may be, shall have authority to grant a right (referred to in the Plan as an "LSAR") to the holder of any Option (such Option is referred to herein as a
      ----
     "Related Option") with respect to all or some of the shares of Common Stock
     ------   --------
     covered by such Related Option. An LSAR may be granted either at the time of the grant of the Related Option or at any time thereafter during its term; provided, no Award of an LSAR may be made after termination of the Plan. An LSAR shall be evidenced by provisions in the Agreement covering the Related Option, or an amendment thereto. An LSAR may be exercised only during the period of seven months following a Change of Control Date (as defined in Section 8.D hereof). Unless otherwise provided in the respective Agreement, an LSAR shall be exercisable as to the entire number of shares covered by the Related Option, without regard to whether the Related Option is otherwise fully vested.

     B. Upon the exercise of an LSAR, the Related Option shall cease to be exercisable to the extent of the number of shares of Common Stock with respect to which such LSAR is exercised. Upon the exercise or termination of a Related Option, the LSAR with respect to such Related Option shall terminate to the extent of the shares of Common Stock with respect to which the Related Option was exercised or terminated. In the event that the term of the Related Option would otherwise expire prior to the end of the seven-month period specified in Section 8.A., then the term of the Related Option shall be automatically extended to the end of such period.

     C. Upon the exercise of an LSAR, the holder thereof shall receive in cash whichever of the following amounts is applicable:

          (1) in the case of an exercise of an LSAR by reason of the occurrence of an Offer (as defined in Section 8.D.(1) hereof), an amount equal to the Offer Spread (as defined in Section 8.F. hereof);

          (2) in the case of an exercise of an LSAR by reason of shareholder approval of an agreement described in Section 8.D.(2) hereof, an amount equal to the Merger Spread (as defined in Section 8.H. hereof);

          (3) in the case of an exercise of an LSAR by reason of shareholder approval of a plan of liquidation described in Section 8.D.(2) hereof, an amount equal to the Liquidation Spread (as defined in Section 8.J hereof);

          (4) in the case of an exercise of an LSAR by reason of an acquisition of Common Stock described in Section 8.D.(3) hereof, an amount equal to the Acquisition Spread (as defined in Section 8.L. hereof); or

          (5) in the case of an exercise of an LSAR by reason of a change in the constituency of the Board described in Section 8.D.(4) hereof, an amount equal to the Other Spread (as defined in Section 8.N. hereof).

     D.   For purposes of the Plan, the term "Change of Control" shall mean the
                                             -----------------
     occurrence of any one or more of the following events:

          (1) any corporation (other than the Company or a Subsidiary), person or group (within the meaning of Sections 13(d) or 14(d)(2) of the 1934 Act) makes a tender or exchange offer which, if consummated, would make such corporation, person or group the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of voting securities of the Company representing more than 25% of the total number of votes eligible to be cast at any election of directors of the Company and, pursuant to such offer, purchases are made (an "Offer");
                             -----

          (2) the shareholders of the Company approve an agreement to merge or consolidate the Company with or into another corporation or to sell, lease or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation;

          (3) any corporation, person or group (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act) becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of voting securities of the Company representing more than 25% of the total number of votes eligible to be cast at any election of directors of the Company; or

          (4) those persons who constitute the Directors at the beginning of any two-year period cease to constitute a majority of the Board at any time during such two-year period;

     provided, however, that in no event shall a Change of Control or Change of Control Date (as defined below) be deemed to have occurred if the Board, by written action taken prior to, and with respect to, an event otherwise constituting a Change of Control, determines in its discretion that such event shall not constitute a Change of Control for purposes of the Plan and the Agreements relating to LSARs and Restricted Stock LSARs (defined below) entered into in connection with the Plan. As used herein, and subject to the proviso contained in the preceding sentence, the term "Change of
                                                                ---------
     Control Date" means the first purchase of voting securities of the Company
     ------------
     pursuant to an Offer, the date of any shareholder approval or adoption of an agreement or plan referred to in Section 8.D.(2), the date on which the event described in Section 8.D.(3) occurs, or the date on which the change in constituency of the Board, described in Section 8.D.(4) occurs, as the case may be.

     E.   The term "Offer Price Per Share" as used in this Section 8 shall mean,
                    ---------------------
     with respect to the exercise of any LSAR which becomes execrable by reason of the occurrence of an Offer, the greater of (i) the highest price per share of Common Stock paid in the Offer or (ii) the highest Market Value Per Share of Common Stock during such sixty-day period. Any securities or property which are part or all of the consideration paid for shares of Common Stock in the Offer shall be valued in determining the Offer Price Per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer and
     (B) the valuation placed on such securities or property by the Committee.

     F.   The term "Offer Spread" as used in this Section 8 shall mean an amount
                    ------------
     equal to the product computed by multiplying (i) the excess of (A) the Offer Price Per Share over (B) the Exercise Price per share of Common Stock at which the Related Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such LSAR is being exercised.

     G.   The term "Merger Price Per Share" as used in this Section 8 shall
                    ----------------------
     mean, with respect to the exercise of any LSAR which becomes exercisable by reason of shareholder approval of an agreement described in Section 8.D.(2), the greater of (i) the fixed or formula price for the acquisition or conversion of shares of Common Stock specified in such agreement if such fixed or formula price is determinable on the date on which such LSAR is exercised, and (ii) the highest Market Value Per Share of Common Stock during the sixty-day period ending on the date on which such LSAR is exercised. Any securities or property which are part or all of the consideration paid for shares of Common Stock pursuant to such agreement shall be valued in determining the Merger Price Per Share at the higher of (A) the valuation placed on such agreement and (B) the valuation placed on such securities or property by the Committee.

     H.   The term "Merger Spread" as used in this Section 8 shall mean an
                    -------------
     amount equal to the product computed by multiplying (i) the excess of (A) the Merger price Per Share over (B) the Exercise Price per share of Common Stock at which the Related Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such LSAR is being exercised.

     I.   The term "Liquidation Price Per Share" as used in this Section 8 shall
                    ---------------------------
     mean, with respect to the exercise of any LSAR which becomes exercisable by reason of shareholder approval of a plan of liquidation described in
     Section 8.D.(2), the greater of (i) the highest amount paid or to be paid per share of Common Stock pursuant to the plan of liquidation as determined by the Board and (ii) the highest Market Value Per Share of Common Stock during the sixty-day period ending on the date on which such LSAR is exercised. Any securities or property which (A) are part of all the consideration paid for shares of Common Stock pursuant to such plan of liquidation or (B) are to be sold and the proceeds distributed in liquidation shall be valued in determining the Liquidation Price Per Share at the higher of (i) the valuation placed on such securities or property by the Company upon the distribution of such securities or property in accordance with the plan of liquidation, if known at the time of the exercise of such LSAR, and (ii) the valuation placed on such securities or property by the Committee.

     J.   The term "Liquidation Spread" as used in this Section 8 shall mean an
                    ------------------
     amount equal to the product computed by multiplying (i) the excess of (A) the Liquidation Price Per Share over (B) the Exercise Price per share of Common Stock at which the Related Option is exercisable by (ii) the number of shares of Common Stock with respect to which such LSAR is being exercised.

     K.   The term "Acquisition Price Per Share" as used in this Section 8 shall
                    ---------------------------
     mean, with respect to the exercise of any LSAR which becomes exercisable by reason of an acquisition of voting securities described in Section 8.D.(3), the greater of (i) the highest price per share of Common Stock paid by such corporation, person or group during the ninety-day period ending on the Change of Control Date as stated on the Schedule 13D, 14D-1 or similar schedule (or amendment thereto) filed by such corporation, person or group, and (ii) the highest Market Value Per Share of Common Stock during the sixty-day period ending on the date the LSAR is exercised.

     L.   The term "Acquisition Spread" as used in this Section 8 shall mean an
                    ------------------
     amount equal to the product computed by multiplying (i) the excess of (A) the Acquisition Price Per Share over (B) the purchase price per share of Common

     Stock at which the Related Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such LSAR is being exercised.

     M.   The term "Other Price Per Share" as used in this Section 8 shall mean,
                    ---------------------
     with respect to the exercise of any LSAR by reason of a change in the constituency of the Board described in Section 8.D.(4), the highest Market Value Per Share of Common Stock during the sixty-day period ending on the date the LSAR is exercised.

     N.   The term "Other Spread" as used in this Section 8 shall mean an
                    ------------
     amount equal to the product computed by multiplying (i) the excess of (A) the Other Price Per Share over (B) the exercise Price per share of Common Stock at which the Related Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such LSAR is being exercised.

     O.   A right (referred to in the Plan as a "Restricted Stock LSAR") may
                                                 ---------------------
     be granted to the holder of any shares of Restricted Stock with respect to all or some of such shares. A Restricted Stock LSAR may be granted either at the time of the Award of the Restricted Stock or at any time thereafter during the term of any applicable restrictions; provided, no Award of a Restricted Stock LSAR may be made after termination of the Plan. Restricted Stock LSARs shall be evidenced by provisions in the Agreements relating to the Restricted Stock or an amendment thereto. A Restricted Stock LSAR may be exercised only during the period of seven months following a Change of Control Date. Each Restricted Stock LSAR granted under the Plan shall specify the number of shares of Restricted Stock that are subject to such Restricted Stock LSAR. Unless provided otherwise in the respective Agreement, the Restricted Stock LSAR may be exercised with respect to all shares or Restricted Stock whether or not the restrictions applicable to such shares have lapsed or the Conditions applicable to such shares have occurred or been satisfied.

     P. Upon the exercise of a Restricted Stock LSAR, the holder of the Restricted Stock will tender to the Company all shares of Restricted Stock as to which the Restricted Stock LSAR is being exercised and will receive in cash whichever of the following amounts is applicable:

               (i) in the case of an exercise of a Restricted Stock LSAR by reason of the occurrence of an Offer (as defined in Section 8.D.(1) hereof), an amount equal to the Offer Price Per Share (as defined
          Section 8.E. hereo f);

               (ii) in the case of an exercise of a Restricted Stock LSAR by reason of an agreement described in Section 8.D.(2) hereof, an amount equal to the Merger Price Per Share (as defined in Section 8.G. hereof);

               (iii) in the case of an exercise of a Restricted Stock LSAR by reason of shareholder approval of a plan of liquidation described in
          Section 8.D.(2) hereof, an amount equal to the Liquidation Price Per Share (as defined in Section 8.I. hereof);

               (iv) in the case of an exercise of a Restricted Stock LSAR by reason of an acquisition of Common Stock described in Section 8.D.(3) hereof, an amount equal to the Acquisition Price Per Share (as defined in Section 8.K. hereof); or

               (v) in the case of an exercise of a Restricted Stock LSAR by reason of a change in the constituency of the Board described in
          Section 8.D.(4) hereof, an amount equal to the Other Price Per Share (as defined in Section 8.M. hereof).

9.   RECAPITALIZATION OR REORGANIZATION

     A. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     B. The shares with respect to which awards may be granted are shares of Common Stock as presently constituted. If, and whenever, prior to the termination of the Plan or the expiration of an outstanding Option, the Company shall effect a subdivision of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the remaining shares of Common Stock available under the Plan and the number of shares of Common Stock with respect to which outstanding Options may thereafter be exercised shall be proportionately increased, and the Exercise Price under outstanding Options shall be proportionately reduced. If, and whenever, prior to the termination of the Plan or the expiration of an outstanding Option, the Company shall effect a consolidation of shares of Common Stock, the remaining shares of Common Stock available under the Plan and the number of shares of Common Stock with respect to which any outstanding Option may thereafter be exercised shall be proportionately reduced, and the Exercise Price under the outstanding Options shall be proportionately increased.

     C. Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustments by reason thereof shall be made with respect to, the number of shares of Common Stock available under the Plan or subject to Options theretofore granted or the Exercise Price per share.

     D. If the Company effects a recapitalization or otherwise materially changes its capital structure (both of the foregoing are herein referred to as a "Fundamental Change"), then thereafter upon any exercise of an Option
           ------------------
     theretofore granted, the holder shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock that would have been received, the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder of record of the number of shares of Common Stock.

     E. Any adjustment provided for above shall be subject to any required shareholder action.

10.  RECIPIENT'S AGREEMENT

     If, at the time of the exercise of any Option or award of Restricted Stock, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for the individual exercising the Option or receiving the Restricted Stock to agree to hold any shares issued to the individual for investment and without intention to resell or distribute the same and for the individual to agree to dispose of such shares only in compliance with such laws and regulations, the individual will, upon the request of the company, execute and deliver to the Company a further agreement to such effect.

11.  WITHHOLDING FOR TAXES

     Any cash payment under the Plan shall be reduced by any amounts required to be withheld or paid with respect thereto under all present or future federal, state and local tax and other laws and regulations that may be in effect as of the date of each such payment ("Tax Amounts"). Any issuance of Common Stock
                                -----------
pursuant to the exercise of an Option or other distribution of Common Stock under the Plan shall not be made until appropriate arrangements have been made for the payment of any amounts that may be required to be withheld or paid with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the participate to tender to the Company shares of Common

Stock owned by the participant, or to request the Company to withhold a portion of the shares of Common Stock being acquired pursuant to the exercise or otherwise distributed to the participant, which have a Market Value Per Share as of the date of such exercise, tender or withholding that is not greater than the sum of all Tax Amounts, together with payment of any remaining portion of all Tax Amounts in cash or by check payable and acceptable to the Company. Payment instruments will be received subject to collection.

12.  DESIGNATION OF BENEFICIARY

     Each individual to whom an Award has been made under this Plan may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payment that under the terms of such Award may become payable on or after the individual's death. At any time, and from time to time, any such designation may be changed or cancelled by the individual without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named by a deceased participant, or the designated beneficiaries have predeceased the individual, the beneficiary shall be the individual's estate. If an individual designates more than one beneficiary, any payments under this Plan to such beneficiaries shall be made in equal shares unless the individual has designated otherwise, in which case the payments shall be made in the shares designated by the individual.

13.  MISCELLANEOUS

     A. NO EMPLOYMENT CONTRACT. Nothing contained in the Plan shall be construed as conferring upon any employee the right to continue in the employ of the Company or any Subsidiary.

     B. EMPLOYMENT WITH SUBSIDIARIES. Employment by the Company for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of, any Subsidiary; provided, that for purposes of determining employment with respect to ISOs, employment by the Company shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of any Subsidiary.

     C. NO RIGHTS AS A SHAREHOLDER. A participant shall have no rights as a shareholder with respect to shares covered by such participant's Option or Restricted Stock award until the date of the issuance of shares to the employee pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

     D. NO RIGHT TO CORPORATE ASSETS. Nothing contained in the Plan shall be construed as giving any participant, such participant's beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or a Subsidiary and any such person, except to the extent such person is a holder of shares of Common Stock issued pursuant to the Plan.

     E. NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action that is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any award made under the Plan. No participant, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

     F. NON-ASSIGNABILITY. Neither a participant nor a participant's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such participant's or beneficiary's interest arising under the Plan or in any Restricted Stock or Award received under the Plan; nor shall such interest be subject to seizure for the payment of a participant's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of a participant's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan or Restricted Stock or Award received under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the Agreement evidencing such Award.

     G. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares of Common Stock pursuant to the Plan will be used for general corporate purposes.

     H. GOVERNING LAW; CONSTRUCTION. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Texas without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

     I. AMENDMENT AND TERMINATION. The Committee may from time to time and at any time alter, amend suspend, discontinue or terminate this Plan and any Awards hereunder; provided, however, that no such action of the Committee may, without the approval of the shareholders of the Company, alter the provisions of the Plan so as to increase the maximum number of shares of Common Stock that may be subject to Awards and distributed in the payment of Awards and exercises under the Plan (except as provided in Section 8). For the purposes of awarding ISOs, the Plan shall terminate on December 31, 2000, and no ISOs shall be awarded after such date.

     J. PREEMPTION BY APPLICABLE LAWS AND REGULATIONS. Anything in the Plan or any Agreement to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination, the issuance or other distribution of shares of Common Stock or the payment of consideration to an employee as a result of the exercise of any LSAR, as the case may be, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the individual (or the individual's beneficiary), as the case may be, to take any action in connection with any such determination, the shares then to be issued or distributed or such payment, the issuance or distribution of such shares or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.

     AS AMENDED EFFECTIVE AS OF SEPTEMBER __, 1996.

 PROXY                       TESCORP, INC.                          COMMON STOCK

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


          The undersigned hereby appoint(s) JACK R. CROSBY and JACK S. GRAY, JR., or either of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Shareholders of Tescorp, Inc. to be held at the Headliners Club, 221 West 6th Street, 21st Floor, Austin, Texas on Friday, October 11, 1996, 9:00 A.M., central standard time and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

     (1) With respect to the ELECTION OF DIRECTORS:

         FOR all nominees listed below (except as marked to the contrary below) [ ]

         WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

     Jack R. Crosby, J. Kelly Elliott, Jack S. Gray, Jr., Lee A. Lahourcade, Winston J. Churchill

INSTRUCTION:   TO WITHHOLD AUTHORITY FOR ANY NOMINEE, WRITE THE NAME OF THE
NOMINEE IN THE SPACE PROVIDED BELOW.
- --------------------------------------------------------------------------------

     (2) With respect to the amendment to the Company's 1991 Incentive Plan to increase the aggregate number of shares of Common Stock subject to the Plan from 1,400,000 to 2,000,000:

          For [ ]        Against  [ ]              Abstain [ ]

     (3) In their discretion said attorneys and proxies are authorized to vote upon such other business as may properly come before the meeting.


                     PLEASE DATE AND SIGN ON REVERSE SIDE

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE HEREOF, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS
                    ---
AND FOR THE AMENDMENT TO THE 1991 INCENTIVE PLAN.
    ---


Dated:              , 1996
      --------------                ---------------------------------------

                                    ---------------------------------------
                                    (Signature)

                                    (Please sign as your name appears hereon.
                                    When signing as attorney, executor,
                                    administrator, trustee or guardian, please give full title. If the appointor is a corporation, this instrument must be under the corporate seal or under the hand of an officer or attorney so authorized.)

           SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THIS
                   PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY                         TESCORP, INC.                 1990 PREFERRED STOCK

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS



          The undersigned hereby appoint(s) JACK R. CROSBY and JACK S. GRAY, JR., or either of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Shareholders of Tescorp, Inc. to be held at the Headliners Club, 221 West 6th Street, 21st Floor, Austin, Texas on Friday, October 11, 1996, 9:00 A.M., central standard time and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

     (1) With respect to the ELECTION OF DIRECTORS:

         FOR all nominees listed below (except as marked to the contrary below) [ ]

         WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

     Jack R. Crosby, J. Kelly Elliott, Jack S. Gray, Jr., Lee A. Lahourcade, Winston J. Churchill

INSTRUCTION:   TO WITHHOLD AUTHORITY FOR ANY NOMINEE, WRITE THE NAME OF THE
NOMINEE IN THE SPACE PROVIDED BELOW.
- --------------------------------------------------------------------------------

     (2) With respect to the amendment to the Company's 1991 Incentive Plan to increase the aggregate number of shares of Common Stock subject to the Plan from 1,400,000 to 2,000,000:

          For [ ]        Against [ ]               Abstain [ ]

     (3) In their discretion said attorneys and proxies are authorized to vote upon such other business as may properly come before the meeting.

                     PLEASE DATE AND SIGN ON REVERSE SIDE

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE HEREOF, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS
                    ---
AND FOR THE AMENDMENT TO THE 1991 INCENTIVE PLAN.
    ---


Dated:              , 1966
      -------------                 ------------------------------------

                                    ------------------------------------
                                    (Signature)

                                    (Please sign as your name appears hereon.
                                    When signing as attorney, executor,
                                    administrator, trustee or guardian, please give full title. If the appointor is a corporation, this instrument must be under the corporate seal or under the hand of an officer or attorney so authorized.)

           SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THIS
                   PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                  SERIES 1995
PROXY                           TESCORP, INC.                   PREFERRED STOCK

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS



          The undersigned hereby appoint(s) JACK R. CROSBY and JACK S. GRAY, JR., or either of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Shareholders of Tescorp, Inc. to be held at the Headliners Club, 221 West 6th Street, 21st Floor, Austin, Texas on Friday, October 11, 1996, 9:00 A.M., central standard time and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

     (1) With respect to the ELECTION OF DIRECTORS:

         FOR all nominees listed below (except as marked to the contrary below) [ ]

         WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

     Jack R. Crosby, J. Kelly Elliott, Jack S. Gray, Jr., Lee A. Lahourcade, Winston J. Churchill

INSTRUCTION:   TO WITHHOLD AUTHORITY FOR ANY NOMINEE, WRITE THE NAME OF THE
NOMINEE IN THE SPACE PROVIDED BELOW.
- --------------------------------------------------------------------------------

     (2) With respect to the amendment to the Company's 1991 Incentive Plan to increase the aggregate number of shares of Common Stock subject to the Plan from 1,400,000 to 2,000,000:

          For [ ]        Against [ ]               Abstain [ ]


     (3) In their discretion said attorneys and proxies are authorized to vote upon such other business as may properly come before the meeting.

                     PLEASE DATE AND SIGN ON REVERSE SIDE

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE HEREOF, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS
                    ---
AND FOR THE AMENDMENT TO THE 1991 INCENTIVE PLAN.
    ---


Dated:              , 1996
      --------------                --------------------------------------

                                    --------------------------------------
                                    (Signature)

                                    (Please sign as your name appears hereon.
                                    When signing as attorney, executor,
                                    administrator, trustee or guardian, please give full title. If the appointor is a corporation, this instrument must be under the corporate seal or under the hand of an officer or attorney so authorized.)

           SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THIS
                   PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.